UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 24, 2020

Resort Savers, Inc.
(Exact name of registrant as speciﬁed in its charter)

Nevada	000-55319	46-1993448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identiﬁcation No.)

Level 11, Tower 4, Puchong Financial Corporate Centre (PFCC) Jalan Puteri 1/2, Bandar Puteri, 47100 Puchong, Malaysia	47100
(Address of principal executive oﬃces)	(Zip Code)

Registrant’s telephone number, including area code
+60  3 8600 0313

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	RSSV	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On February 24, 2020 Resort Savers, Inc. (“RSSV” or the “Company”) entered into a Purchase Agreement (the “Agreement”) with Mr. Liu FaKuan (“Seller”), the sole owner of Henan Wandi Mining Product Development Co., Ltd. (“Wandi”), a corporation organized in the People’s Republic of China (“PRC”), pursuant to which, among other things and subject to the terms and conditions contained therein, the Company will effect an acquisition of Wandi by acquiring from the Seller all outstanding equity interests of Wandi (the “Acquisition”). Wandi owns 49% of a coal mine known as You Zhou Shenhuo Kuanfa Mining Company Ltd., (the “Mine”), together with Zhengshou Yshong Coal Industry Co., Ltd. (a State-owned enterprise), which owns 51% of the coal mine.

Notwithstanding these ownership interests, Wandi is entitled to 100% of the performance derived from the operation of the Mine.

Pursuant to the Agreement, in exchange for all of the outstanding shares of Wandi, the Company shall issue 60,000,000 restricted common shares of stock of the Company to the Seller upon the Closing of the Agreement.

The Agreement contains a number of representations and warranties made by the Company, on the one hand, and Seller, on the other hand, made solely for the benefit of the other, which in certain cases are subject to specified exceptions and qualifications contained in the Agreement or in information provided pursuant to certain disclosures and due diligence specified in the Agreement. The representations and warranties are customary for transactions similar to the Acquisition.

The Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Agreement and the earlier of the closing of the Agreement (the “Closing”) or the termination of the Agreement in accordance with its terms. The obligations of the parties to complete the Acquisition is subject to the fulfillment (or, in some cases waiver) of certain closing conditions.

A copy of the Agreement is filed with this Current Report on Form 8-k as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Agreement is qualified in its entirety by reference thereto.

Exhibits.

10.1	Purchase Agreement

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date February 28, 2020	By:	/s/ DS Chang
Ding-Shin “DS” Chang
President and Chief Executive Officer

3